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                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Trustee of Loomis Sayles Investment Trust:

     We hereby consent to the following with respect of Amendment No. 12 to the Registration Statement under the Investment Company Act of 1940, as amended, on Form N-1A (File No. 811-8282), and Post Effective Amendment No. 2 to the Registration Statement on Form N1-A (File No. 333-22931) of Loomis Sayles Investment Trust (consisting of Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles High Yield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund (each a "Fund)):

     1. The incorporation by reference in the Prospectus and Statement of Additional Information of each of the Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles High Yield Fixed Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund of our report dated February 23, 1998 accompanying the Annual Report for each such Fund for the year ended December 31, 1997; and

     2. The reference to our firm under the heading "Financial Highlights" and "Prior Performance" in the Prospectus of each of the Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles High Yield Fixed Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund; and

     3. The reference to our firm under the heading "Independent Accountants" in the Statement of Additional Information of each of the Funds; and

     4. The reference to our firm under the heading "Financial Statements" in the Statement of Additional Information of each of the Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles High Yield Fixed Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund.

                                                   /s/ Coopers & Lybrand L.L.P
Boston, Massachusetts                              Coopers & Lybrand L.L.P.
April 17, 1998